bank of commerce | holdings

ACQUISITION OF MERCHANTS HOLDING COMPANY

OCTOBER 4, 2018

DISCLAIMERS

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our management's and other experts' current expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our filings with the Securities and Exchange Commission, including but not limited to our 2017 Annual Report on Form 10-K and various subsequent periodic reports on Forms 10-Q and 8-K. Many of these factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. Actual results may fall materially short of our expectations and projections, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to Bank of Commerce Holdings ("we" or the "Company") as of the date hereof, and we undertake no duty to update or revise any forward-looking statements, for any reason.

Non-GAAP Financial Measures

This presentation contains certain financial information determined by methods other than generally accepted accounting principles in the United States ("GAAP"), including "tangible book value per share." Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors. These disclosures should not be considered in isolation or as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other bank holding companies. Management compensates for these limitations by providing detailed reconciliations between GAAP information and the non-GAAP financial measures. A reconciliation of these non-GAAP measures to their GAAP equivalents is included in the appendix to this presentation.

Additional Information

These materials do not constitute an offer to sell or a solicitation of an offer to buy securities of the Company or any of its affiliates.

TRANSACTION HIGHLIGHTS

Pro forma assets of approximately $1.5 billion while deepening our Sacramento market presence

Compelling Strategic Rationale

- Extends our presence throughout the Sacramento market
- Increases our low-cost core deposit base and enhances our ability to attract additional core deposit funding
- Additional scale further enhances our operating leverage, and ability to attract talent in Sacramento
- 88% of the deposit base can be considered core with an average rate of 0.18% (1)
- Continues to create scarcity value and enhances our profile within highly desirable banking markets

Significant Opportunities for Continued Growth

- Acquiring approximately $150 million of non-maturity deposits
- Core funding will support and fuel continued and proven organic loan growth
- Long-term, stable core deposit accounts with a low 46% loan-to-deposit ratio (2)
- Exceptional branch location to expand commercial banking activities in Sacramento County
- Enhanced scale provides additional growth opportunities within the current customer base

Attractive Financial Metrics

- Disciplined approach to pricing with attractive deal valuation metrics
- Approximately 9.5% EPS accretion in 2019 and 12.4% accretion in 2020 (3)
- Tangible book value per share dilution of 8.5% with an earnback of ~4.0 years using the crossover method
- Greater than 20% IRR
- Core deposit premium of 9.8% (1)
- Pro forma regulatory capital ratios remain strong

(1) Core deposits is all deposits excluding CDs greater than $250,000 as of June 30, 2018
(2) As of June 30, 2018
(3) Based on street consensus estimates, excludes non-recurring merger related expenses

OVERVIEW OF MERCHANTS HOLDINGS COMPANY

Company Highlights

- Headquartered in Sacramento, CA
- 97 year operating history
- Single branch location in the heart of downtown
- Focused on community-based banking for local individuals and businesses
- Stable, low-cost core deposit base

Financial Highlights for the Quarter Ended June 30, 2018

Total Assets	$218 million
Gross Loans	$90 million
Total Deposits	$197 million
Loan / Deposit Ratio	45.8%
Tang. Common Equity / Tang. Assets	9.09%
Return on Average Assets	0.76%
Efficiency Ratio	58.1%
Net Interest Margin	2.50%
Nonperforming Assets / Total Assets [(1)]	0.0%

Loan and Deposit Composition as of June 30, 2018

Loan Composition



C&I 4%
C&D 4%
Comm. RE 51%
1 - 4 Family 40%
5+ Family 1%

Deposit Composition



CDs > $250K 12%
CDs < $250K 9%
Non-Interest Bearing 27%
Interest DDA, MM, Savings 52%

Source: S&P Global Market Intelligence
(1) Excludes TDRs

IDEAL BRANCH LOCATION IN DOWNTOWN SACRAMENTO



The Merchants National Bank
of Sacramento



Golden 1 Center

SACRAMENTO KINGS

The Merchants National Bank
of Sacramento





Sacramento Convention Center



California State Capitol

Market Observations

- Prominent branch location in the heart of downtown Sacramento
- On the corner of 7th Street in the K-Street district – nearby the new basketball arena for the Sacramento Kings, the Convention Center and the California State Capitol Building
- The County of Sacramento is the 24th largest county in the U.S. by total population, with more than 1.5 million residents
- In 2017, the greater Sacramento metropolitan area had a gross domestic product of $126 billion supported by key industries such as healthcare, education, technology, aerospace, energy and agriculture
- Through 2024, the population is projected to increase 4.6%, higher than the national average of 3.5%
- The wealth in the County is also increasing with a projected household income increase of 11.8% through 2024, compared to 8.8% nationally

Source: S&P Global Market Intelligence; Bureau of Economic Analysis
Data for Sacramento County, unless otherwise stated

PRO FORMA DEPOSIT FRANCHISE

Observations

- Attractive northern California deposit franchise located generally along Interstate-5
- Acquiring a sizable and attractive single branch location in downtown Sacramento ($197 million)
- Significant deposit market share (17%) in Shasta County
- Footprint built to generate low-cost, stable core deposits
- The vibrant markets in and around greater Sacramento offer tremendous growth opportunities

	Deposits by County			
	BOCH	Merchants	Pro Forma	Branches
Shasta	$ 517,295	$ -	$ 517,295	3
Placer	397,966	-	397,966	1
Sacramento	-	197,021	197,021	1
Glenn	80,094	-	80,094	2
Siskiyou	39,732	-	39,732	1
Colusa	21,812	-	21,812	1
Tehama	19,211	-	19,211	1
Total	**$ 1,076,110**	**$ 197,021**	**$ 1,273,131**	**10**

Northern California Deposit Footprint


BOCH Holding Company HQ
BOCH (9)
Merchants (1)

Source: S&P Global Market Intelligence, as of June 30, 2018
Note: All dollars in thousands

bank of commerce | holdings

TRANSACTION ASSUMPTIONS AND PRO FORMA IMPACTS

Consideration

- Mixed consideration of approximately 60% stock and 40% cash, subject to a shareholder election
- Aggregate consideration value of $36.9 million, or $46.77 per common share [1]
- Merchants' shareholders to receive 1,834,173 shares of BOCH and $15.3 million in cash
- Pro forma ownership of approximately 89.9% for BOCH and 10.1% for Merchants

Valuation and Impacts as of June 30, 2018

- Price to Q2 '18 earnings per share of 22.4x [2]
- Price to tangible book value per share of 186% [3]
- Core Deposit Premium of 9.8% [4]
- Approximately 9.5% EPS accretion in 2019 and 12.4% accretion in 2020 [5]
- Tangible book value per share dilution of 8.5% with an earnback of ~4.0 years using the crossover method

Additional Transaction Details

- Closing expected in Q1 2019
- Estimated cost savings of 40% of Merchants' non-interest expense, 50% realized in 2019 and fully phased-in by 2020
- Aggregate fair value mark of 1.8% of gross loans, write-up of approximately $1.9 million on real estate
- Pre-tax one-time merger related expenses of approximately $3.8 million
- Merchants' excess balance sheet liquidity used to fund pro forma loan growth
- CDI of 2.75% of non-maturity deposits

(1) Value of consideration based on BOCH's closing price of $11.80 on October 3, 2018
(2) Q2 '18 EPS is annualized and is for the three months ended June 30, 2018
(3) As of June 30, 2018
(4) Core deposits defined as total deposits less time deposits > $250 thousand, Merchants core deposits as of June 30, 2018
(5) Based on street consensus estimates, excludes non-recurring merger related expenses

LOAN PORTFOLIO COMPOSITION AND COMPARISON

Dollars in Thousands At June 30, 2018	BOCH			Merchants			Pro Forma		
Construction & Development	$	21,293	2.3%	$	3,946	4.4%	$	25,239	2.5%
Secured by Farmland		2,561	0.3%		-	0.0%		2,561	0.2%
1 - 4 Family Real Estate		102,112	10.9%		35,803	39.7%		137,915	13.4%
5+ Family Real Estate		58,437	6.2%		880	1.0%		59,317	5.8%
Commercial Real Estate		566,594	60.4%		45,715	50.6%		612,309	59.5%
Agricultural		1,366	0.1%		1	0.0%		1,367	0.1%
Commercial & Industrial		135,891	14.5%		3,702	4.1%		139,593	13.6%
Consumer		47,573	5.1%		171	0.2%		47,744	4.6%
Other Loans and (Unearned Income)		2,752	0.3%		74	0.1%		2,826	0.3%
Gross Loans and Leases	**$**	**938,579**	**100.0%**	**$**	**90,292**	**100.0%**	**$**	**1,028,871**	**100.0%**

BOCH



Consumer 5%
C&D 2%
1 - 4 Family 11%
5+ Family 6%
C&I 15%
Comm. RE 61%

Yield on Loans: 4.84%

Merchants



C&I 4%
C&D 4%
Comm. RE 51%
1 - 4 Family 40%
5+ Family 1%

Yield on Loans: 4.13%

Pro Forma



Consumer 5%
C&D 2%
1 - 4 Family 13%
5+ Family 6%
C&I 14%
Comm. RE 60%

Yield on Loans: 4.78%

Source: S&P Global Market Intelligence
Note: Loan composition reflects bank level data
Loan composition data as of June 30, 2018

bank of commerce | holdings

DEPOSIT PORTFOLIO COMPOSITION AND COMPARISON

Dollars in Thousands *At June 30, 2018*	BOCH			Merchants			Pro Forma		
Non-Interest Bearing	$	338,028	31.4%	$	53,648	27.2%	$	391,676	30.8%
Interest-DDA, MM, Savings		571,257	53.1%		102,872	52.2%		674,129	52.9%
CDs < $250K		108,583	10.1%		17,438	8.9%		126,021	9.9%
CDs > $250K		58,342	5.4%		23,063	11.7%		81,405	6.4%
Total Deposits	**$**	**1,076,210**	**100.0%**	**$**	**197,021**	**100.0%**	**$**	**1,273,231**	**100.0%**

BOCH



CDs > $250K 6%
CDs < $250K 10%
Non-Interest Bearing 31%
Interest-DDA, MM, Savings 53%

Cost of Deposits: 0.28%

Merchants



CDs > $250K 12%
CDs < $250K 9%
Non-Interest Bearing 27%
Interest-DDA, MM, Savings 52%

Cost of Deposits: 0.30%

Pro Forma



CDs > $250K 6%
CDs < $250K 10%
Non-Interest Bearing 31%
Interest-DDA, MM, Savings 53%

Cost of Deposits: 0.29%

Source: S&P Global Market Intelligence
Note: Deposit composition reflects bank level data
Deposit composition data as of June 30, 2018

GAINING MARKET SHARE IN NORTHERN CALIFORNIA

The combination of BOCH and Merchants creates the 8th largest exchange-traded bank franchise headquartered in Northern California as of June 30, 2018 (1)

				Market Data:					Deposit Mix	
Company Name	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Price / 2018E EPS (x)	Price / 2019E EPS (x)	Price / Tg. Bk. (%)	Avg. Daily Vol. 3 Mo. Shares	Non-Int. Bearing (%)	Non-Maturity (%)
1 Luther Burbank Corporation	LBC	NASDAQ	6,510	623.7	13.3	11.0	111.6	96,547	1.47	35.88
2 Westamerica Bancorporation	WABC	NASDAQ	5,578	1,622.9	21.8	20.0	351.3	73,735	45.14	95.49
3 TriCo Bancshares	TCBK	NASDAQ	4,863	1,155.6	14.8	12.7	197.1	82,046	33.60	92.26
4 Heritage Commerce Corp	HTBK	NASDAQ	3,123	660.4	15.3	11.9	264.6	208,650	37.34	94.14
5 Bank of Marin Bancorp	BMRC	NASDAQ	2,465	582.4	18.6	17.0	217.6	12,258	49.48	93.59
6 Sierra Bancorp	BSRR	NASDAQ	2,425	436.1	14.5	13.1	192.9	40,299	32.29	81.63
7 Central Valley Community Bancorp	CVCY	NASDAQ	1,590	287.8	14.9	13.7	186.2	24,850	41.87	91.60
8 Pro Forma Bank of Commerce Holdings (2)	*BOCH*	*NASDAQ*	*1,541*	*--*	*--*	*--*	*--*	*--*	*30.76 (3)*	*83.71 (3)*
9 BayCom Corp.	BCML	NASDAQ	1,346	277.8	14.6	13.1	155.1	39,520	30.40	80.63
10 Bank of Commerce Holdings	BOCH	NASDAQ	1,282	191.7	14.8	13.1	150.2	28,107	31.41 (3)	84.49 (3)
11 Oak Valley Bancorp	OVLY	NASDAQ	1,070	165.8	NA	NA	183.9	8,942	33.00	95.39

Market data as of October 3, 2018
Source: S&P Global Market Intelligence
(1) Defined as banks with shares listed on the NYSE or NASDAQ exchanges and sorted by total assets; Northern California defined as the following MSAs: Chico, Clearlake, Modesto, Napa, Redbluff, Redding, Sacramento-Arden-Arcade-Roseville, Salinas, San Francisco-Oakland-Fremont, San Jose-Sunnyvale-Santa Clara, Santa Cruz-Watsonville, Santa Rosa-Petaluma, Stockton, Uklah, Vallejo-Fairfield, and Yuba City
(2) Excludes purchase accounting and other merger related adjustments
(3) Reflects bank level data

bank of commerce | holdings

SUMMARY TRANSACTION HIGHLIGHTS AND OBSERVATIONS

A logical fit to generate a win for shareholders

- Compelling strategic rationale
  - Logical geographic fit
  - Pro forma assets of approximately $1.5 billion at close
  - Enhances our low-cost core deposit balances and ability to attract additional core funding
  - Continues to generate operating leverage through scale
  - Scarcity value for the Merchants franchise

- Significant opportunity for continued growth
  - Low-cost core funding will support continued organic loan growth
  - Exceptional location to expand commercial banking activities in Sacramento County
  - Enhanced scale provides additional growth opportunities within the current customer base

- Attractive financial metrics
  - Strong EPS accretion in 2019 and beyond [1]
  - Earnback period of approximately four years
  - Leverages excess capital while maintaining strong regulatory capital ratios

(1) Based on street consensus estimates, excludes non-recurring merger related expenses

APPENDIX

CAPITAL RATIOS

	BOCH	Merchants	Pro Forma[1]
Tangible Common Equity Ratio	10.0%	9.1%	9.0%
Leverage Ratio	11.1%	10.5%	10.3%
Common Equity Tier-1 Ratio (CET-1)	12.2%	22.7%	11.1%
Tier-1 Ratio	13.1%	22.7%	11.9%
Risk Based Capital Ratio	15.2%	23.9%	13.8%

Source: Public filings and company projections
Financial data is as of 6/30/2018
(1) Estimated at close

NON-GAAP FINANCIAL MEASURES

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assts. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	BOCH 6/30/18		Pro Forma[1]	
Common Stockholders' Equity	$	130,078	$	156,772
Less: Intangible Assets		1,920		20,165
Tangible Common Equity	$	128,158	$	136,607
Common Shares Outstanding		16,317,902		18,152,173
Book Value Per Share	$	7.97	$	8.64
Less: Intangible Assets Per Share		0.12		1.11
Tangible Book Value Per Share	$	7.85	$	7.53
Total Assets	$	1,281,504	$	1,543,612
Less: Intangible Assets		1,920		20,165
Tangible Assets	$	1,279,584	$	1,523,447
Tangible Common Equity Ratio		10.0%		9.0%

Source: S&P Global Market Intelligence, company projections
Note: All dollars in thousands
(1) Estimated at close

www.bankofcommerceholdings.com

bank of commerce | holdings